UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2021

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2021, LSB Industries, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the stockholders: (i) elected the three director nominees listed in the Company’s proxy statement to serve on the Board of Directors for terms expiring in 2024; (ii) approved the Amended and Restated 2016 Long Term Incentive Plan; (iii) ratified the Section 382 Rights Agreement; (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021; and (v) approved, on an advisory basis, a resolution approving the 2021 compensation of the Company’s named executive officers, which is commonly referred to as a “say-on-pay” vote.

The final voting results for each of these matters are set forth below.

1. Election of three nominees to the Company’s Board of Directors whose terms expire in 2024

Name	Number of Votes For	Number of Votes Withheld
Barry H. Golsen	16,898,960	119,322
Kanna Kitamura	16,780,684	237,598
Richard W. Roedel	15,677,567	1,340,715

In addition, there were 8,464,859 broker non-votes associated with respect to each nominee. There were no votes against any of the three director nominees.  All director nominees were duly elected at the 2021 Annual Meeting. Each of the individuals named in the above table will serve as director until the 2024 Annual Meeting of Stockholders or until his/her successor is duly elected and qualified.

2. Approval of the Amended and Restated 2016 Long Term Incentive Plan

For	Against	Abstain
13,633,519	2,163,525	1,221,239

There were 8,464,859 broker non-votes on this matter.

3. Ratification of the Section 382 Rights Agreement

For	Against	Abstain
15,870,104	1,092,445	55,734

There were 8,464,859 broker non-votes on this matter.

4. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2021

For	Against	Abstain
25,334,933	144,448	3,760

There were no broker non-votes on this matter.

5. Approval, on an advisory basis, of the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
16,846,562	118,814	52,907	8,464,859

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2021

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Executive Vice President and General Counsel

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